SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                February 26, 1999



                          BENTLEY PHARMACEUTICALS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                       1-10581              59-1513162
 ---------------------------           ----------            ---------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)



Two Urban Centre, Suite 400, 4890 West Kennedy Blvd., Tampa, FL         33609
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (813) 281- 0961
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              (Registrant's Telephone Number, Including Area Code)

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Item 2.  Acquisition and Disposition of Assets.
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                           On February 11, 1999, Bentley  Pharmaceuticals,  Inc.
                  (the  "Registrant")   acquired  rights  to  certain  U.S.  and
                  international patents and related technology (the "Assets") covering methods to enhance the absorption of drugs delivered to biological tissues, effective as of December 31, 1998. Consideration for the Assets was paid to Yungtai Hsu, an individual, in the form of a cash payment of approximately $1.1 million, 225,800 shares of common stock and ten year warrants to purchase 450,000 shares of common stock. In addition, 359,282 shares of common stock were conveyed to Conrex Pharmaceutical Corporation, for total consideration of approximately $2.25 million for the Assets. Furthermore, terms of this transaction provide for certain royalty payments upon commercialization of products using the technologies.

                           The Registrant  used a portion of the proceeds of the
                  exercise of its publicly held Class A warrants to pay the cash portion of the purchase price. The consideration for the Assets was determined by arms-length negotiation between the parties. There are no material relationships between Yungtai Hsu or Conrex and the Registrant or any of its affiliates, its directors, its officers or any associate of any such directors or officers.

Item 7.  Financial Information and Exhibits.
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(c)      Exhibits:

Exhibit Number            Description

       7.1             Agreement between the Registrant and Yungtai Hsu
                       ("Hsu"), dated February 1, 1999, effective as of December 31, 1998.

       7.2             Subscription     Agreement    between    the
                       Registrant and Hsu, dated February 11, 1999.

       7.3 Registration Rights Agreement between the Registrant and Hsu, dated February 11, 1999.

       7.4 Warrant issued by the Registrant for the benefit of Hsu, dated February 11, 1999

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          7.5         Subscription Agreement between the Registrant and Conrex
                      Pharmaceutical Corporation ("Conrex"), dated February 11, 1999.

          7.6 Registration Rights Agreement between the Registrant and Conrex, dated February 11, 1999.

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                                S I G N A T U R E


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BENTLEY PHARMACEUTICALS, INC.
                                     (Registrant)


Date: February 26, 1999              By: /s/ Michael D. Price
                                         ---------------------------------------
                                             Michael D. Price
                                        Vice President & Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number             Description


       7.1 Agreement between the Registrant and Yungtai Hsu ("Hsu") dated February 1, 1999, effective as of December 31, 1998.

       7.2 Subscription Agreement between the Registrant and Hsu, dated February 11, 1999.

       7.3 Registration Rights Agreement between the Registrant and Hsu, dated February 11, 1999.

       7.4 Warrant issued by the Registrant for the benefit of Hsu, dated February 11, 1999.

       7.5 Subscription Agreement between the Registrant and Conrex Pharmaceutical Corporation ("Conrex"), dated February 11, 1999.

       7.6 Registration Rights Agreement between the Registrant and Conrex, dated February 11, 1999.


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